UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2022

GAMING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-249998	35-2675083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Summerlin

Las Vegas, NV 89135, USA

(Address of principal executive offices, and zip code)

+1-347-983-1227

(Registrant's telephone number, including area code)

____________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 8, 2022, Gaming Technologies, Inc. (the “Company”) and the holder of the Company’s 10% Original Issue Discount Senior Secured Convertible Note in the principal amount of $1,666,666.67, issued on November 18, 2021 (the “Secured Note”) amended the Secured Notes as follows: (a) the maturity date of the Secured Notes is extended from November 18, 2021, to February 15, 2023; (b) the Company will issue to the holder of the Secured Note additional Warrants with the same terms as the Warrants issued along with the Secured Note pursuant to the Securities Purchase Agreement dated November 18, 2021 (with the term running from the date of amendment) in an amount such that the holder of the Secured Note obtains an additional 10% warrant coverage per month based on the initial investment amount from November 1, 2022 to February 15, 2023 (thus, the holder of the Secured Note will receive Warrants to purchase a total number of shares of the Company’s common stock equal to 210% of the original face amount of the Note, i.e., $1,666,666.67 converted at the lower of (i) $2.75 or (ii) the price of the common stock in a Qualified Offering to purchase shares of common stock of the Company, exercisable at the exercise price set forth in the Warrants); (c) the Company will take all corporate action necessary to expeditiously increase the Company’s authorized shares of common stock to 400,000,000; and (d) the Company agrees that as soon as it has raised sufficient funds to make a payment on the outstanding balance of the Note, it will promptly do so.

On November 10, 2022, the Company and two existing investors amended the Securities Purchase Agreements, originally dated March 10, 2021, between the existing investors and the Company (as so amended, the “2021 SPAs”) such that: (a) the purchase price per share was modified to equal $0.25 per share; (b) the total number of shares to be issued is 1,201,500.

In addition, if, at any time until the earlier of (i) November 10, 2024, (ii) the day after the date on which the Company’s common stock is listed on a U.S. national securities exchange, or (iii) the date on which the original investor no longer holds any of the shares acquired by it under its 2021 SPA, the Company issues or sells shares of common stock or common stock equivalents (with certain customary exceptions) for no consideration or for a consideration per share (the “Dilutive Issuance Price”) less than $0.25 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions, the “Per Share Purchase Price”) (a “Dilutive Issuance”), then immediately upon the Dilutive Issuance, the Company will deliver to the investor that number of restricted shares of common stock equal to the difference between the number of shares purchased by the investor pursuant to the 2021 SPA and the number of shares of Common Stock the investor would have received for the investor’s subscription amount at the Dilutive Issuance Price.

Further, if on the 90th day after the date on which the common stock is listed on a U.S. national securities exchange (the “Valuation Date”), the per share volume-weighted average price of the common stock on the principal market for the common stock for the five 5 trading days ending on and including the Valuation Date (the “Five-Day VWAP”) is less than the Per Share Purchase Price, or if a Dilutive Issuance and share adjustment has occurred under the preceding sentence, less than the Dilutive Issuance Price, then the Company will deliver to the investor the number of restricted shares of common stock equal to the difference between sum of the number of shares purchased by the investor pursuant to the 2021 SPA plus any shares delivered to the investor pursuant to the preceding sentence and the number of shares of common stock the investor would have received for the investor’s subscription amount at the Five-Day VWAP. The rights of each investor under the two preceding sentences are subject to a customary 4.99% (which may be increased to 9.99% upon 61 days’ prior notice) beneficial ownership “blocker” provision.

With certain specified exceptions and subject to the next paragraph, until the earlier of (i) November 10, 2024, (ii) the day after the date on which the Company’s common stock is listed on a U.S. national securities exchange, or (iii) the date on which the original investor no longer holds any of the shares acquired by it under its 2021 SPA, the Company shall not consummate any unregistered private offering or an initial (but not any subsequent) public offering for cash consideration of its capital stock (or securities convertible into shares of capital stock) (the “Other Securities”) to any individual or entity (an “Other Investor”) that provides such Other Investor with any right, benefit, term or condition relating to the Shares that is more favorable in any material respect to the Other Investor than the rights, benefits, terms and conditions relating to the shares established in favor of the investor pursuant to the 2021 SPA and the related transaction documents, unless (i) the Company notifies the investor of such more favorable right, benefit, term or condition within two business days prior to the issuance of the Other Securities, and (ii) investor has been provided with the opportunity to execute an agreement or agreements between the Company and the investor providing the investor such right, benefit, term or condition, solely with respect to the shares then held by the investor, not later than the date of issuance of the Other Securities.

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Until the earlier of (i) November 10, 2024, or (ii) the date on which the original investor no longer holds any of the shares acquired by it under its 2021 SPA, if the Company completes any single public offering or private placement of its equity, equity linked or debt securities (but excluding any bank debt or other debt to another commercial lender) (each, a “Future Transaction”), the investor may, in its sole discretion, alternatively and to the exclusion of any rights of the investor under the three preceding paragraphs, elect to apply all, or any portion, of the investor’s subscription amount as purchase consideration for such Future Transaction (the “Rollover Rights”). The Company shall give written notice to investor as soon as practicable, but in no event less than fifteen (15) days before the anticipated closing date of such Future Transaction. In the event investor exercises its Rollover Rights, then such elected portion of the investor’s subscription amount shall automatically convert into the corresponding securities issued in such Future Transaction under the terms of such Future Transaction, such that the investor will receive all securities (including, without limitation, any warrants) issuable under the Future Transaction, and immediately and automatically the Company shall cancel, and the investor shall automatically forfeit and surrender for no consideration, all right, title and interest in and to a number of shares purchased by the investor under the 2021 SPA purchased by such elected portion of the investor’s subscription amount.

The investors have customary “piggyback” registration rights with respect to any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), with certain customary exceptions.

On November 18, 2022, the Company entered into Securities Purchase Agreements with two accredited investors whereby by the Company sold to such investors 480,600 shares of its common stock at a purchase price of $0.25 per share, for gross proceeds of $120,150. These Securities Purchase Agreements contain substantially the same provisions in favor of the investor as those described above in the amended 2021 SPAs.

The Company entered into a finder’s fee agreement with a broker which calls for the Company to pay a commission of nine percent (9%) on these funds.

The foregoing descriptions of the referenced agreements is a summary and is qualified by reference to the full agreements, which are filed as Exhibits 10.1 through 10.3 to this Report and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 above regarding the securities described therein is incorporated herein by reference. The issuance and sale of such securities was exempt from registration under the Securities Act pursuant to Rule 506(b) of Regulation D thereunder and/or Section 4(a)(2) thereof as a transaction by the issuer not involving any public offering. The securities are “restricted securities” as defined in Rule 144 under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Secured Note
10.2	Form of Amendments to Securities Purchase Agreements
10.3	Form of Securities Purchase Agreements
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING TECHNOLOGIES, INC.

Dated: November 22, 2022	By:	/s/ Jason Drummond
	Name:	Jason Drummond
	Title:	CEO

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